UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 21, 2020

PDL BioPharma, Inc.

(Exact name of Company as specified in its charter)

000-19756
(Commission File Number)

Delaware	94-3023969
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

932 Southwood Boulevard
Incline Village, Nevada 89451
(Address of principal executive offices, with zip code)

(775) 832-8500
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PDLI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 21, 2020 (the “Distribution Date”), PDL BioPharma, Inc. (“PDL” or the “Company”) announced that it had completed its previously announced distribution (the “Distribution”) of all of the Company’s 13,333,334 shares of common stock of Evofem Biosciences, Inc. (“Evofem”), which represented approximately 26.7% of the outstanding shares of Evofem common stock as of the close of business on May 15, 2020 (the “Record Date”). Following the Distribution, PDL continues to hold warrants to purchase up to 3,333,334 shares of Evofem common stock.

The Distribution was made on the Distribution Date in the form of a pro rata common stock dividend to PDL stockholders of record as of the close of business on the Record Date. Based on the shares of PDL common stock outstanding as of the close of business on the Record Date, PDL stockholders of record as of the Record Date are entitled to receive 0.11591985 shares of Evofem common stock for every share of PDL common stock held as of the close of business on the Record Date. No fractional shares of Evofem common stock were distributed. Instead, PDL stockholders will receive cash in lieu of any fraction of a share of Evofem common stock that they otherwise would have received. PDL stockholders were not required to pay cash or other consideration for the shares of Evofem common stock distributed to them or to surrender or exchange their shares of PDL common stock to receive Evofem common stock in the Distribution.

A copy of the press release announcing the completion of the Distribution is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 21, 2020

Cautionary Statements
This filing and its exhibits include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including as it relates to the Company’s proposed Evofem stock distribution and plan of liquidation. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Important factors that could impair the value of the Company’s assets and business, including the implementation or success of the Company’s monetization strategy/plan of complete liquidation, are disclosed in the risk factors contained in the Company’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q, filed with the U.S. Securities and Exchange Commission on March 11, 2020 and May 11, 2020, respectively, and subsequent filings. All forward-looking statements are expressly qualified in their entirety by such factors. We do not undertake any duty to update any forward-looking statement except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDL BIOPHARMA, INC.
(Company)

By:	/s/ Dominique Monnet
Dominique Monnet
President and Chief Executive Officer

Dated: May 21, 2020